Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ending March 31, 2021 of Pure Harvest Corporate Group, Inc., a Colorado corporation (the “Company”), as filed with the Securities and Exchange Commission (the “Quarterly Report”), Matthew Gregarek, the Principal Executive Officer of the Company and Alexander Glueckler, the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.	This Quarterly Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

May 18, 2021	By:	/s/ Matthew Gregarek
Matthew Gregarek
Principal Executive Officer

May 18, 2021	By:	/s/ Alexander Glueckler
Alexander Glueckler
Principal Financial Officer